Exhibit 10.222

FIRST AMENDMENT TO

FORFEITURE AGREEMENT

THIS FIRST AMENDMENT TO FORFEITURE AGREEMENT (this “Amendment”) is made and entered into as of October 22, 2009, by and among (i) PROSPECT ACQUISITION CORP., a Delaware corporation (“Prospect”), (ii) DE GUARDIOLA ADVISORS, INC., a Delaware corporation (“DGA”), (iii) DE GUARDIOLA HOLDINGS, INC., a Delaware corporation (“DGH”), (iv) Flat Ridge Investments LLC, LLM Structured Equity Fund L.P., LLM Investors L.P., CMS Platinum Fund, L.P., SJC Capital LLC, Michael P. Castine, Daniel Gressel, Michael Downey, James J. Cahill and John Merchant (collectively, the “Prospect Founders”), and (v) KENNEDY-WILSON, INC., a Delaware corporation (“KW”).  Except as otherwise set forth herein, capitalized terms used herein shall have the meanings set forth in the Forfeiture Agreement, dated as of September 8, 2009 (the “Original Agreement”), by and among the parties hereto.

RECITALS

WHEREAS, the parties hereto wish to amend the Original Agreement pursuant to and in accordance with Section 6(b) thereof as further set forth herein.

NOW, THEREFORE, in consideration of the mutual promises contained herein and in the Original Agreement, pursuant to and in accordance with Section 6(b) of the Original Agreement, the parties hereto agree to amend the Original Agreement as follows:

AGREEMENT

Section 1                Amendment to Recitals.  The second recital in the Original Agreement shall be deleted in its entirety and replaced with the following:

“WHEREAS, as an inducement to KW entering into the Merger Agreement, the Prospect Founders have agreed to forfeit an aggregate of 4,750,000 of their shares of Prospect Common Stock.”

Section 2                Amendment to Section 2.  Section 2 of the Original Agreement shall be deleted in its entirety and replaced with the following:

“Section 2              Stock Issuance to DGH.

(a)           Subject to the terms and conditions and in reliance upon the representations, warranties and agreements set forth herein, at the Closing under the Merger Agreement, in consideration of DGA’s engagement by Prospect under the letter agreement, dated as of August 10, 2009, between DGA and Prospect (the “Engagement Letter”), Prospect shall issue to DGH 250,000 shares of Prospect Common Stock (the “Advisor Shares”).

(b)           DGA agrees that Prospect’s delivery of the Advisor Shares shall be in full and complete satisfaction of Prospect’s obligation to pay the equity portion of the Transaction Fee pursuant to and as defined in the Engagement Letter, notwithstanding that the Engagement Letter contemplates that the number of shares constituting the equity portion of the Transaction Fee shall be 375,000.”

Section 3                Amendment to Schedule 1.  Schedule 1 of the Original Agreement shall be deleted in its entirety and replaced with the schedule attached as Exhibit A hereto.

Section 4                Miscellaneous.

(a)           Full Force and Effect.  Except as expressly amended by this Amendment, the Original Agreement shall continue in full force and effect in accordance with the provisions thereof.

(b)           Severability.  If any term or other provision of this Amendment is invalid, illegal or incapable of being enforced by any rule or Law, or public policy, all other conditions and provisions of this Amendment shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby are not affected in any manner materially adverse to any party.  Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties shall negotiate in good faith to modify this Amendment so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that transactions contemplated by this Amendment are fulfilled to the extent possible.

(c)           Counterparts; Facsimile Execution.  This Amendment may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties.  Facsimile or electronic execution and delivery of this Amendment is legal, valid and binding for all purposes.

(d)           Governing Law.  This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

[Remainder of Page Intentionally Left Blank.]

2

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized signatories as of the date first indicated above.

PROSPECT ACQUISITION CORP.

By:	/s/ David A. Minella
Name: David A. Minella
Title: Chairman & CEO
Address: 9130 Galleria Court, Suite 318
Naples, FL 34109

With a copy to:

Bingham McCutchen LLP
399 Park Avenue
New York, NY 10022
Attention: Floyd I. Wittlin, Esq.

DE GUARDIOLA ADVISORS, INC.

By:	/s/ Roberto De Guardiola
Name: Roberto De Guardiola
Title: President
Address: 405 Park Avenue
New York, NY 10022

DE GUARDIOLA HOLDINGS, INC.

By:	/s/ Roberto De Guardiola
Name: Roberto De Guardiola
Title: President
Address: 405 Park Avenue
New York, NY 10022

KENNEDY-WILSON, INC.

By:	/s/ William J. McMorrow
Name: William J. McMorrow
Title: Chief Executive Officer
Address: 9601 Wilshire Blvd.
Beverly Hills, CA 90210

Prospect Founders:

FLAT RIDGE INVESTMENTS LLC

By:	/s/ David A. Minella
Name: David A. Minella
Title: Managing Member
Address: 814 Hollow Tree Ridge Road
Darien, CT 06820

LLM STRUCTURED EQUITY FUND L.P.

By:	/s/ Patrick J. Landers
Name: Patrick J. Landers
Title: Managing Director, LLM Capital Partners LLC
Address: 205 Franklin Street
Boston, MA 02110

LLM INVESTORS L.P.

By:	/s/ Patrick J. Landers
Name: Patrick J. Landers
Title: Managing Director, LLM Capital Partners LLC
Address: 205 Franklin Street
Boston, MA 02110

CMS PLATINUM FUND, L.P.

By:	/s/ William Landman
Name: William Landman
Title:
Address: 308 E. Lancaster Avenue
Wynnewood, PA 19096

SJC CAPITAL LLC

By:	/s/ William Cvengros
Name: William Cvengros

Title: Manager and CEO
Address: 31975 Peppertree Bend
San Juan Capistrano, CA 92675

/s/ Michael P. Castine
MICHAEL P. CASTINE
Michael P. Castine
Address: 14 Larkspur Lane
Greenwich, CT 06831

/s/ Daniel Gressel
DANIEL GRESSEL
Address: 55 Cedar Cliff Road
Greenwich, CT 06878

/s/ Michael Downey
MICHAEL DOWNEY
Michael Downey
Address: 7940 SE Golfhouse Drive
Hobe Sound, FL 33455

/s/ James J. Cahill
JAMES J. CAHILL
Address:

/s/ John Merchant
JOHN MERCHANT
Address:

EXHIBIT A

Schedule 1

Prospect Founder	Shares of Prospect Common Stock Held	Pro Rata Percentage	Shares Forfeited to Prospect

Flat Ridge Investments LLC	3,271,753	52.348048%	2,514,032

LLM Structured Equity Fund L.P.	1,475,404	23.606464%	1,121,307

LLM Investors L.P.	30,110	0.481760%	22,884

CMS Platinum Fund, L.P.	376,378	6.022048%	286,047

SJC Capital LLC	138,021	2.208336%	104,896

Michael P. Castine	138,021	2.208336%	104,896

Daniel Gressel	138,021	2.208336%	104,896

Michael Downey	138,021	2.208336%	104,896

James J. Cahill	406,250	6.50%	281,250

John Merchant	138,021	2.208336%	104,896

Total	6,250,000	100%	4,750,000